UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2026

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2026, Novavax, Inc. (the “Company”) held its Annual Meeting, at which stockholders as of April 23, 2026 (the “Record Date”) were entitled to vote. As of the Record Date, there were 164,427,429 shares of the Company’s common stock, par value $0.01 (“Common Stock”) outstanding and entitled to vote at the Annual Meeting, of which 99,118,766 shares were present in person virtually or represented by proxy, constituting a quorum on all matters voted upon. The final voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2026, are as follows:

Proposal 1: Stockholders elected the following Class I nominees for director, each to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders:

Name	For	Against	Abstain	Broker Non-Votes
John C. Jacobs	43,479,777	27,127,783	768,456	27,742,750
Gregg H. Alton, J.D.	41,352,504	29,160,512	863,000	27,742,750
Richard J. Rodgers	42,600,088	27,885,191	890,737	27,742,750

Proposal 2: Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
35,779,461	34,858,658	737,897	27,742,750

Proposal 3: Stockholders approved the amendment and restatement of the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
38,225,768	32,606,575	543,673	27,742,750

Proposal 4: Stockholders approved the amendment and restatement of the Novavax, Inc. 2013 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
35,988,154	33,864,973	1,522,889	27,742,750

Proposal 5: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
72,876,827	23,562,092	2,679,847	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

Date: June 23, 2026	/s/ Mark J. Casey
	Name:	Mark J. Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary